Exhibit 10.75

EXECUTION VERSION

PAYMENT GUARANTY

THIS PAYMENT GUARANTY (this “Guaranty”) made as of June 30, 2015, by TWINLAB CONSOLIDATION CORPORATION (“Guarantor”), to and for the benefit of NUTRICAP LABS, LLC, a New York limited liability company, its successors and assigns (“Nutricap” or “Lender”).

RECITALS

A.           Pursuant to that certain Amended and Restated Unsecured Promissory Note of even date herewith (the “Restated Note”) among NutraScience Labs, Inc., a Delaware corporation, (the “Borrower”), and Lender, Lender has made a loan and other credit accommodations to Borrower in the original principal amount of $2,750,000. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Restated Note.

B.           Lender’s willingness to enter into the Restated Note is based in part on the execution and delivery of this Guaranty by Guarantor.

C.           Guarantor will derive material financial benefit from the Borrower based in part on Borrower’s ability to enter into the Restated Note with Lender.

D.           Lender has relied on the statements and agreements contained herein in agreeing to make the Restated Note. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Restated Note by Lender.

AGREEMENT

NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lender and its successors, indorsees, transferees, participants and assigns as follows:

1.            Guaranty. Guarantor absolutely, unconditionally and irrevocably guarantees:

(a)          the full and prompt payment of the principal of and interest on the Restated Note when due (after the expiration of all applicable cure and grace periods contained in the Restated Note), whether in respect of scheduled monthly payments, at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the full and prompt payment of all sums, including all costs and expenses, which may become due and owing upon an Event of Default under the Restated Note (including, without limitation, any interest that may accrue on any judgment against Guarantor in respect of any of the guaranteed obligations hereunder at the lesser of the default rate of interest (as set forth in the Restated Note) and the maximum interest rate permitted by applicable law); and

(b)          the full and prompt payment of any Enforcement Costs (as defined in Section 7 hereof).

All amounts due, debts, liabilities and payment obligations described in subsections (a), (b) and (c) of this Section 1 shall be hereinafter collectively referred to as the “Obligations.”

All payments under this Guaranty must be made in lawful money of the United States of America and in current funds. Any amount received by Lender from any collateral or security for the Restated Note may be applied by it towards any sums due under or in respect of the Restated Note, in such order of application as is provided for under the applicable Restated Note.

2.          Payment of Amounts Owed. Upon the occurrence of any Event of Default by Borrower under the Restated Note, after the expiration of any applicable cure or grace period associated therewith (including, without limitation, the fifteen (15) Business Day periods set forth in Sections 2.01(a) and 2.01(b) of the Restated Note), Guarantor agrees, on demand by Lender, to pay the Obligations, regardless of any defense, right of set-off or recoupment or claims which Borrower or Guarantor may have against Lender. All of the remedies set forth herein and/or provided for in the Restated Note or at law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, recoupment or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies provided herein in part because they recognize that the choice of remedies in the event of a default hereunder will necessarily be and should properly be a matter of good faith business judgment. It is the intention of the parties that such good faith choice by Lender be given conclusive effect regardless of such subsequent developments.

3.          Certain Waivers by Guarantor. To the fullest extent permitted by law, Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law; (b) agree to refrain from asserting, until after repayment in full of the Restated Note, any defense, right of set-off, right of recoupment or other claim which Guarantor may have against Borrower; (c) waive any defense, right of set-off, right of recoupment or other claim which Guarantor or Borrower may have against Lender or the holder of the Restated Note; (d) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections; (e) waive all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations until the Obligations has been paid in full; (f) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability; (g) waive the benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect; (h) waive any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of Lender to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding; (i) waive any defense based on an election of remedies by Lender, whether or not such election may affect in any way the recourse, subrogation or other rights of Guarantor against the Borrower, any other guarantor or any other person in connection with the Obligations; (j) waive any defense based on the failure of the Lender to (i) provide notice to Guarantor of a sale or other disposition (including any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Obligations, or (ii) conduct such a sale or disposition in a commercially reasonable manner; (k) waive any defense based on the negligence of Lender in administering the Restated Note (including, without limitation, the failure to perfect any security interest in any collateral for the Restated Note), or taking or failing to take any action in connection therewith, or based on the federal Equal Credit Opportunity Act and applicable regulations or the Equal Credit Opportunity Acts and applicable regulations of any state, provided, however, that such waiver shall not apply to the gross negligence or willful misconduct of the Lender, as determined by the final, non-appealable decision of a court having proper jurisdiction; (l) waive the defense of expiration of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof; (m) waive any right to file any Claim (as defined below) as part of, and any right to request consolidation of any action or proceeding relating to a Claim with, any action or proceeding filed or maintained by Lender to collect any Obligations of Guarantor to Lender hereunder or to exercise any rights or remedies available to Lender under the Restated Note, at law, in equity or otherwise; (n) agree that Lender shall not have any obligation to obtain, perfect or retain a security interest in any property to secure any of the Obligations or this Guaranty, or to protect or insure any such property; (o) waive any obligation Lender may have to disclose to Guarantor any facts the Lender now or hereafter may know or have reasonably available to it regarding the Borrower or Borrower’s financial condition, whether or not the Lender has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to Guarantor or materially increase the risk to Guarantor beyond the risk Guarantor intends to assume hereunder; (p) agree that Lender shall not be liable in any way for any decrease in the value or marketability of any property securing any of the Obligations which may result from any action or omission of the Lender in enforcing any part of this Guaranty or any portion of the Restated Note; (q) waive any defense based on the consideration for this Guaranty; (r) waive any defense based on any invalidity, irregularity or unenforceability, in whole or in part, of the Restated Note; (s) waive any defense based on any change in the composition of Borrower, including, without limitation, the voluntary or involuntary withdrawal or removal of Guarantor from any current or future position of ownership, management or control of Borrower; and (t) waive any defense based on any representations and warranties made by Guarantor herein or by Borrower in the Restated Note. Lender shall not have any obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to induce Guarantor to execute and deliver this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered by Lender. For purposes of this section, the term “Claim” shall mean any claim, action or cause of action, defense, counterclaim, set-off or right of recoupment of any kind or nature against the Lender, its officers, directors, employees, agents, members, actuaries, accountants, trustees or attorneys, or any affiliate of the Lender in connection with the making, closing, administration, collection or enforcement by the Lender of the indebtedness evidenced by the Restated Note or this Guaranty.

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4.          Guarantor’s Obligations Not Affected by Modifications of Restated Note. Guarantor further agrees that Guarantor’s liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Restated Note, or by any waiver by Lender under the Restated Note, or by Lender’s failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Obligations even though Lender might lawfully have elected to apply such payments to any part or all of the Obligations, it being the intent hereof that, subject to Lender’s compliance with the terms of this Guaranty and the Restated Note, Guarantor shall remain liable for the payment of the Obligations, until the Obligations have been paid in full in cash lawful money of the United States of America, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE RESTATED NOTE MAY NOT BE AMENDED WITHOUT THE GUARANTOR’S PRIOR WRITTEN CONSENT.

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5.          Nature of Guaranty. This is an absolute, present and continuing guaranty of payment and not merely of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Restated Note through foreclosure or sale proceedings, as the case may be, under the Restated Note or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrower or any other guarantor in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or any other guarantor or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Restated Note, and the exercise of any of its rights or the completion of any of its remedies that do not result in full payment of the Obligations and complete satisfaction of Borrower’s obligations under the Restated Note shall not constitute a discharge of Guarantor’s obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor’s obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Restated Note or by reason of the bankruptcy of Borrower or any other guarantor or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Restated Note is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower or any other guarantor, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any other guarantor or any substantial part of any of the property of the foregoing, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. In the event of an action against the Borrower or any other guarantor and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrower or any other guarantor would not be allowed by applicable law; however, the foregoing shall not be deemed to require that Lender institute any action or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this Guaranty.

6.          Assignment of Note and Guaranty. NEITHER THE RESTATED NOTE NOR THIS GUARANTY MAY BE ASSIGNED WITHOUT GUARANTOR’S PRIOR WRITTEN CONSENT.

7.          Enforcement Costs. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty; (c) an attorney is retained to provide advice or other representation with respect to this Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with this Guaranty and Lender prevails in any such proceedings, then Guarantor shall pay to Lender upon demand all attorney’s fees, costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the Restated Note.

8.          Severability. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender under the remainder of this Guaranty shall continue in full force and effect.

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9.          CONSENT TO JURISDICTION. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A “PROCEEDING”), LENDER (BY THEIR ACCEPTANCE HEREOF) AND GUARANTOR IRREVOCABLY (A) SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN NEW YORK COUNTY, NEW YORK, AND (B) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. LENDER AND EACH GUARANTOR FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY STATE OR UNITED STATES COURT SITTING IN NEW YORK COUNTY, NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

10.         Claims in Bankruptcy. In the event (i) Borrower or any other guarantor shall (A) file voluntarily or be filed against involuntarily for protection under the U.S. Bankruptcy Code or any other present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (B) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (C) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, and (ii) the automatic stay imposed by the applicable provisions of the U.S. Bankruptcy Code, as amended, or under any other applicable law, against the exercise of the rights and remedies otherwise available to creditors of the Borrower or such other guarantor is deemed by the court having jurisdiction to apply to Guarantor so that Guarantor is not permitted to pay Lender the Obligations and/or Lender may not immediately enforce the terms of this Guaranty or exercise such other rights and remedies against Guarantor as would otherwise be provided by law, Lender shall immediately be entitled, and Guarantor hereby consents, to relief from such stay, and Guarantor hereby authorizes and directs Lender to present this Guaranty to the applicable court to evidence this agreement and consent.

11.         Application of Proceeds. Any amounts received by Lender from any source on account of the Restated Note may be utilized by Lender for the payment of the Obligations under the terms of the Restated Note.

12.          Events of Default.

(a)          It is expressly agreed that time is of the essence of this Guaranty and every covenant and provision hereof, and that any of the following shall be an “Event of Default” under this Guaranty:

(i)          any Insolvency Event (as defined below) with respect to Guarantor; and

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(ii)         the failure by Guarantor and/or Borrower to make any payment when due hereunder or under the Restated Note (beyond any applicable notice and/or grace period, if any, including the fifteen (15) Business Day periods set forth in Sections 2.01(a) and 2.01(b) of the Restated Note), or any other material default under any other obligation of or covenant by Guarantor under this Guaranty (beyond any applicable notice and/or grace period, if any).

(b)          Upon the occurrence of any Event of Default under this Guaranty, there shall be deemed to have occurred a default and an Event of Default under the Restated Note, regardless of whether or not any portion of the Obligations may then be due and payable.

(c)          The term “Insolvency Event” shall mean any of the following: (i) Guarantor makes an assignment for the benefit of creditors, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter conducted or owned by Guarantor; (ii) Guarantor files a petition in bankruptcy; (iii) Guarantor is adjudicated insolvent or bankrupt, or petitions or applies to any tribunal for any receiver of or any trustee for itself or any substantial part of its property; (iv) Guarantor commences any proceeding relating to itself under any reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (v) any such proceeding is commenced against Guarantor and such proceeding remains undismissed for a period of sixty (60) days; or (vi) Guarantor by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or any trustee for Guarantor or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days.

(d)          All grace periods under the Restated Note and/or this Guaranty shall run concurrently such that once any grace period has expired without the curing of the default in question, Lender shall be entitled to exercise any and all of the rights and remedies granted under the Restated Note and this Guaranty without the necessity of issuing any further notice or the granting of any further grace periods.

13.         WAIVER OF TRIAL BY JURY. GUARANTOR AND LENDER (BY THEIR ACCEPTANCE HEREOF) EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CLAIM, CONTROVERSY, DISPUTE, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY AND THE RESTATED NOTE (INCLUDING WITHOUT LIMITATION ANY ACTIONS OR PROCEEDINGS FOR ENFORCEMENT OF THE RESTATED NOTE) AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND LENDER EACH WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

14.         Notices. All notices required or permitted hereunder shall be given in writing and shall become effective on the first business day after sent by national overnight carrier to the notice address provided below.

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All notices to Guarantor shall be addressed as follows:	Twinlab Consolidation Corporation
632 Broadway, Suite 201
New York, NY 10012
Attention: Richard H. Neuwirth, CLO

All notices to Lender shall be addressed as follows:	Nutricap Labs, LLC
70 Carolyn Boulevard
Farmingdale, NY 11735
Attention: Jonathan Greenhut

15.         Representations and Warranties. To induce Lender to make the Restated Note, Guarantor makes the following representations and warranties to Lender set forth in this Section 15, and Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lenders would not have agreed to make the Restated Note:

(a)          Twinlab Consolidation Corporation is duly formed, validly existing, and in good standing in its state of organization and has qualified to do business and is in good standing in any state in which it is necessary in the conduct of its business;

(b)          Guarantor maintains an office at the address set forth for such party in Section 14;

(c)          the execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any Laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor’s property or assets which may adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in Guarantor’s financial statements, or (iv) the organizational or other documents of Guarantor;

(d)          this Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other laws affecting the enforcement of creditors’ rights generally or by general equitable principles; and

(e)           all statements set forth in the Recitals are true and correct.

16.         Covenants of the Guarantor

(a)          If Guarantor shall become insolvent or seek protection under insolvency laws or proceedings, or any application shall be made to have Guarantor declared bankrupt or insolvent, or a receiver or trustee shall be appointed for Guarantor or for all or a substantial part of the property of Guarantor, or Guarantor shall make an assignment for the benefit of creditors, notice of such occurrence or event shall be promptly furnished to the Lender by Guarantor.

(b)          Twinlab Consolidation Corporation shall maintain its corporate existence.

17.         Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of Guarantor. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.

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18.         CHOICE OF LAW; CONSTRUCTION. THIS GUARANTY AND THE RESTATED NOTE WERE NEGOTIATED IN THE STATE OF NEW YORK, AND DELIVERED BY GUARANTOR, AS APPLICABLE, AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTIONS EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION OF THE IMPROVEMENTS AND PERFORMANCE OF THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. The titles of the paragraphs of this GUARANTY are for convenience of reference only and are not to be considered in construing this GUARANTY.

19.         Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A signed copy of this Guaranty delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Guaranty and shall bind any party whose signature was so delivered hereto.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

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IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of New York as of the date first written above.

GUARANTOR:

TWINLAB CONSOLIDATION CORPORATION
a Delaware Corporation

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	CEO

State of New York	)
)SS:
County of New York	)

On this, the 30th day of June, 2015, before me a notary public, the undersigned officer, personally appeared Thomas A. Tolworthy, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

In witness hereof, I hereunto set my hand and official seal.

/s/ Karen M. Walker
Notary Public

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